Exhibit 10.1(j)
TENTH AMENDMENT
OF
U.S. BANK NON-QUALIFIED RETIREMENT PLAN
     The U.S. Bank Non-Qualified Retirement Plan (the “Plan”) is amended in the following respects:
1. SECTION 409A. Effective January 1, 2009, a new Section 1.7 shall be added to the Plan that reads as follows:
1.7. Section 409A. The Tenth Amendment amended the Plan for section 409A of the Code. For certain Participants whose benefit was earned and vested as of December 31, 2004, the intent is that the benefit of these Participants be grandfathered, including:
(a)	Participants in pay status as of December 31, 2004;

(b)	Participants who had a Separation from Service on or before December 31, 2004, but whose benefit was not in pay status;

(c)	Participants in active employment after December 31, 2004, who had a benefit that was earned and vested under on of the Appendices A (except Participants who earned under the Firstar Corporation Non-Qualified Retirement Plan and who earned an additional benefit under the Plan on or after January 1, 2005); and

(d)	Participants in active employment after December 31, 2004, who due to participation in a predecessor to this Plan and participation in the U.S. Bancorp Cash Balance Pension Plan, had accrued a benefit as of December 31, 2001.
With respect to Participants in Appendices B-1, B-2, B-3, B-4, B-5, B-6, and Appendix B-11, any benefit earned and vested as of December 31, 2004 is intended to be grandfathered. Unless an amendment specifically states that the amendment applies to the benefits and rights of Grandfathered Participants described in this Section 1.7 (and more fully described in Sections 2.20 and  2.21), the amendment shall not apply to the Grandfathered Amounts for Grandfathered Participants.
2. BENEFITS ADMINISTRATION COMMITTEE (BAC). Effective January 1, 2009, a new Section 2.3 of the Plan shall be added (with the current Section 2.3 renumbered and subsequent sections and cross references renumbered as appropriate) that reads as follows:
2.3. Benefits Administration Committee and BAC — the Benefits Administration Committee of the Company (and its successor or, if no such committee exists, the Executive Vice President, Human Resources of the Company).

3. COMPANY. Effective January 1, 2009, Section 2.5A of the Plan shall be renumbered as Section 2.7 (with the prior Section 2.7 and subsequent sections and cross references renumbered as appropriate).
4. DISABILITY OR DISABLED. Effective for payments to Participants based on a determination a Participant is Disabled on and after January 1, 2009 (except this section shall not apply to payment of Grandfathered Amounts to Grandfathered Participants – a determination of disability for payment to such Participants shall be governed under the provision in place prior to this amendment), Section 2.10 (formerly Section 2.8) of the Plan shall be amended to read as follows:
2.10. Disability or Disabled — a Participant will be considered disabled if the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.
5. DISABILITY COMMENCEMENT DATE. Effective for payments to Participants based on a determination a Participant is Disabled on and after January 1, 2009 (except this section shall not apply to payment of Grandfathered Amounts to Grandfathered Participants – determination of the Disability Commencement Date for payment of such amounts to such Participants shall be governed under the provision in place prior to this amendment), Section 2.12 (formerly Section 2.10) of the Plan shall be amended to read as follows:
2.12 Disability Commencement Date — the first day of the month following the date the BAC determines a Participant is Disabled.
6. DOMESTIC PARTNER. Effective for payments to Participants that commence on and after January 1, 2009 (except this section shall not apply to payment of Grandfathered Amounts to Grandfathered Participants), a new Section 2.14 shall be added to the Plan (with the prior Section 2.14 and subsequent sections and cross references renumbered as appropriate) that reads as follows:
2.14 Domestic Partner — a person who has an ongoing and committed spouse-like relationship with a Participant, but only if the Participant certifies in writing to the Company prior to the Participant’s death that the Participant has a Domestic Partner. The Company may establish a form or rules for such certifications. Unless otherwise permitted by the BAC, an electronic communication (such as e-mail) will not satisfy this writing requirement.
7. GRANDFATHERED AMOUNTS. Effective January 1, 2009, a new Section 2.21 shall be added to the Plan (with the prior Section 2.21 and subsequent sections and cross references renumbered as appropriate) that reads as follows:

2.21. Grandfathered Amounts — Deferred compensation amounts for Grandfathered Participants that were earned and vested as of December 31, 2004 (and subsequent earnings adjustments to the extent permitted under section 409A of the Code). With respect to excess benefits earned under Article 4, benefits earned on and after January 1, 2002 are generally not intended to be grandfathered (except that the benefits earned and vested for Participants in Appendices B-1, B-2, B-3, B-4, B-5, B-6, and Appendix B-11 prior to January 1, 2005 shall be Grandfathered Amounts, and the benefits earned and vested for Participants who did not earn additional benefits on and after January 1, 2005).
8. GRANDFATHERED PARTICIPANTS. Effective January 1, 2009, a new Section 2.22 shall be added to the Plan (with the prior Section 2.22 and subsequent sections and cross references renumbered as appropriate) that reads as follows:
2.22. Grandfathered Participants — Participants whose benefits are Grandfathered Amounts include the following categories:
(a)	Participants in pay status as of December 31, 2004;

(b)	Participants who had a Separation from Service on or before December 31, 2004, but whose benefit was not in pay status;

(c)	Participants in active employment after December 31, 2004, who had a benefit that was earned and vested under on of the Appendices A (except Participants who earned under the Firstar Corporation Non-Qualified Retirement Plan and who earned an additional benefit under the Plan on or after January 1, 2005); and

(d)	Participants in active employment after December 31, 2004, who due to participation in a predecessor to this Plan and participation in the U.S. Bancorp Cash Balance Pension Plan, had accrued a benefit as of December 31, 2001. (Except as provided in the final paragraph of this Section, to the extent that one of these Participants accrues a benefit after December 31, 2001, the benefit accrued after that date shall not be a Grandfathered Amount.)
For Participants actively employed after December 31, 2004, a Participant may be a Grandfathered Participant with respect to a portion of the Participant’s benefit (the Grandfathered Amount) and not a Grandfathered Participant with respect to a portion of the participant’s benefit (the non-Grandfathered Amount). Participants hired on and after January 1, 2005 who did not have a benefit under the Plan are not Grandfathered Participants.
With respect to Participants in Appendices B-1, B-2, B-3, B-4, B-5, B-6, and Appendix B-11, any benefit earned and vested as of December 31, 2004 is intended to be grandfathered. Unless an amendment specifically states that the amendment applies to the benefits and rights of Grandfathered Participants, the amendment shall not apply to the Grandfathered Amounts for Grandfathered Participants.

9. SEPARATION FROM SERVICE. Effective for payments to Participants who separate from service on and after January 1, 2009 (except this section shall not apply to payment of Grandfathered Amounts to Grandfathered Participants – determination of separation from service for such Participants shall be governed under the provision in place prior to this amendment), a new Section 2.31 shall be added to the Plan (with the prior Section 2.31 and subsequent sections and cross references renumbered as appropriate) that reads as follows:
2.31. Separation from Service — a Participant’s separation from service as defined under section 409A of the Code. For purposes of a Separation from Service, an affiliate shall mean a business entity which is not the Company but which is part of a “controlled group” or under “common control” with the Company, as those terms are defined in section 414(b) and (c) of the Code as required to be aggregated with the Company under section 409A based on eighty percent (80%) or greater control.
10. SPECIFIED EMPLOYEE. Effective for determinations of who is a specified employee on and after January 1, 2009 (except this section shall not apply to payment of Grandfathered Amounts to Grandfathered Participants), a new Section 2.33 shall be added to the Plan (with the prior Section 2.33 and subsequent sections and cross references renumbered as appropriate) that reads as follows:
2.33. Specified Employee — a Participant who is a specified employee for purposes of section 409A of the Code as defined in the separate document entitled “U.S. Bank Specified Employee Determination.”
11. NORMAL FORM OF EXCESS BENEFIT — WHEN PAYABLE. Effective for payments to Participants that commence benefits on and after January 1, 2009, Section 4.2 of the Plan shall be amended (i) to amend the third sentence (which begins, “The first payment...”) shall read as follows:
For payment of Grandfathered Amounts to Grandfathered Participants, the first payment to the Participant shall be due within thirty days after the earliest date on which the Participant could begin receiving any benefits under the Qualified Plan on account of retirement or other termination of employment; for non-Grandfathered Amounts paid to Participants, the first payment to the Participant shall be due on the later of the first day of the month after (i) the Participant’s attainment of age 62, or (ii) the Participant’s Separation from Service.
and, (ii) to amend the seventh sentence (which begins, “Except for...”) to read as follows:
Except for the limited purpose of determining the date when benefit payments under this Plan normally commence for Grandfathered Participants, the rules governing the payment of benefits under the Qualified Plan, and any elections and optional forms of payment in effect under the Qualified Plan, shall be given no effect under this Plan in determining the time or form in which Excess Benefits are paid.
12. OPTIONAL PAYMENT FORMS. Effective for payments to Participants that commence benefits on and after January 1, 2009, Section 4.3 of the Plan shall be amended to read as follows:

4.3. Optional Payment Forms.
     4.3.1. Non-Grandfathered Amounts. For non-Grandfathered Amounts, in lieu of payment in the normal form described in Section 4.2 above, a Participant may elect to receive his or her Excess Benefit in any of the following forms:
(a)	single life annuity;

(b)	single life annuity with 5, 10, 15, or 20 year period certain;

(c)	50%, 75%, or 100% joint and survivor annuity;

(d)	Estate Protection Survivor Annuity (as described in Section 6.1(d) of the Qualified Plan);

(e)	Estate Protection Single Life Annuity (as described in Section 6.1(e) of the Qualified Plan); or

(f)	single lump sum cash payment.
Payment in any of the foregoing forms shall be in an amount that is Actuarially Equal to the Excess Benefit payable in the applicable normal form described in Section 4.2.
In cases where a Participant desires to change the Participant’s form of payment, (i) if a Participant’s form of payment prior to electing one of the optional forms of payment listed above is an annuity, (ii) the Participant elects an annuity optional form of payment (options (a), (b), (c), (d), and (e)) on or before the date of the Participant’s Separation from Service, and (iii) the election is actuarially equivalent applying reasonable actuarial methods and assumptions, then the Participant’s benefit shall commence on the same date the benefit would have been paid but for the election of the optional form. In all other cases, if a Participant elects one of these optional payment forms, the election (i) shall not take effect until the date that is twelve (12) months after the date on which the Participant makes the election, (ii) shall delay the distribution to a date that is at least five (5) years after the date the distribution would have been made to the Participant absent the election, and (iii) in the case of a distribution as of a specified time (but not upon a Participant’s Separation from Service, Disability, or death), the election shall not take effect unless the Participant makes the election at least twelve (12) months prior to the date the distribution is to commence.
In cases where a Participant desires to change the Participant’s time when payment commences, the Participant may pick a later date or the later of a date or Separation from Service subject to rules established by the Committee provided the election (i) shall not take effect until the date that is twelve (12) months after the date on which the Participant makes the election, (ii) shall delay the distribution to a date that is at least five (5) years after the date the distribution would have been made to the Participant absent the election, and (iii) in the case of a distribution as of a specified time (but not upon a Participant’s Separation from Service, Disability, or death), the election shall not take effect unless the Participant makes the election at least twelve (12) months prior to the date the distribution is to commence.

The Committee may impose limits on the number of elections a Participant may make with respect to changing the form and time of payment. An election form that does not satisfy the advance filing requirements shall be void and shall be disregarded. In all cases an election form shall not be considered filed until the completed form is actually received by the Committee or its designated agent.
     4.3.2. Grandfathered Amounts. For Grandfathered Amounts, in lieu of payment in the normal form described in Section 4.2 above, a Participant may elect to receive his or her Excess Benefit in any of the following forms:
(a)	single life annuity;

(b)	single life annuity with 5, 10, 15, or 20 year period certain;

(c)	50%, 75%, or 100% joint and survivor annuity;

(d)	Estate Protection Survivor Annuity (as described in Section 6.1(d) of the Qualified Plan as of December 31, 2004); or

(e)	Estate Protection Single Life Annuity (as described in Section 6.1(e) of the Qualified Plan as of December 31, 2004).
Payment in any of the foregoing forms shall be in an amount that is Actuarially Equal to the Excess Benefit payable in the applicable normal form described in Section 4.2.
In addition to the foregoing forms, a Participant may also elect to receive his or her Excess Benefit in the form of a single lump sum cash payment; provided, however, that the single lump sum cash payment option shall not be available for distributions to any Participant whose termination of employment occurs prior to 2003 and whose Qualified Plan benefit prior to 2002 did not offer the option to receive payment of the entire Qualified Plan benefit in a single lump sum cash payment without regard to the amount payable. Payment in the form of a single lump sum cash payment shall be in an amount that is Actuarially Equal to the Excess Benefit payable in the applicable normal form described in Section 4.2; provided, however, that such Excess Benefit shall be calculated using the benefits that would have been payable to the Participant commencing on the Participant’s Normal Retirement Date (or at the time of the Participant’s actual termination of employment, if later), rather than using the benefits that would have been payable to the Participant commencing on the date as of which Excess Benefits are to commence under this Plan.
An election of an optional payment form permitted under this Section 4.3 must be made by the Participant in writing on an election form approved by the Committee and filed with the Committee or its designated agent for this purpose not less than twelve (12) full months prior to the Participant’s termination of employment. A Participant may change his or her election at any time by filing another election form; provided, however, that any election form that does not satisfy the advance filing requirements of the preceding sentence shall be void and shall be disregarded. An election form shall not be considered filed until the completed form is actually received by the Committee or its designated agent.

If a Participant was married at the time that the last optional payment election form was filed by such Participant at least twelve (12) full months prior to the Participant’s termination of employment and either (a) the Participant is married to a different spouse on the date the Participant’s benefit commences, or (b) if the spouse was named as a joint annuitant on such last optional payment election form and the spouse dies before the date the Participant’s benefit commences, then (in either case) the Participant’s optional payment election shall be void and have no effect, and the Participant’s benefit shall be paid in the applicable normal form described in Section 4.2.
If a Participant elects an optional payment election form that requires the designation of a joint annuitant and such joint annuitant dies prior to the date the Participant’s benefit commences, the Participant’s optional payment election shall be void and the Participant’s benefit shall be paid in the applicable normal form described in Section 4.2.
Payment in any optional form pursuant to this Section 4.3 shall commence at the same time as the Participant’s benefit would have commenced if it had been paid in the normal form of payment unless the Participant specifies a later date in his or her last effective optional payment election form.
13. DOMESTIC PARTNER. Effective for payments made to Participants on and after January 1, 2009 (except this section shall not apply to payment of Grandfathered Amounts to Grandfathered Participants), a new Section 4.4 shall be added to the Plan (with the prior Section 4.4 and subsequent sections and cross references renumbered as appropriate) that reads as follows:
4.4. Domestic Partner Annuity Rules.
     4.4.1. Domestic Partner. In addition to the preceding rules, the survivor benefit payable under Section 4.3(c) (50%, 75%, or 100% joint and survivor annuity) to the Participant’s Domestic Partner shall consist of the monthly survivor annuity described in Section 4.4.2 below and a single lump sum payment equal to the excess of the Actuarially Equal present value of the portion of the Participant’s Excess Benefit at the time of the Participant’s death that the Domestic Partner was designated to receive over the Actuarially Equal present value at the time of the Participant’s death of the monthly survivor annuity described in Section 4.4.2, all determined in accordance with Appendix C of the Qualified Plan; provided, however, that if the portion of the Participant’s Excess Benefit at the time of the Participant’s death that is payable to the Participant’s Domestic Partner is less than the value of the monthly survivor annuity described in Section 4.4.2 below, then the Domestic Partner shall be paid only a pro rata portion of such monthly survivor annuity and no lump sum payment.
     The first payment of a Domestic Partner’s monthly survivor annuity described in Section 4.4.2 below shall be due on the later of the first day of the month after (i) the Participant’s attainment of age 62, or (ii) the Participant’s Separation from Service. The last payment of this survivor annuity shall be due to the Domestic Partner on the first day of the calendar month in which the Domestic Partner dies. No election, rescission or other action taken by the Participant shall be effective to modify the survivor annuity hereinbefore described.

     4.4.2. Domestic Partner’s Annuity. The amount of monthly survivor annuity payable to the Participant’s Domestic Partner shall be:
(a)	if the Participant dies before the Participant’s termination of employment, the amount which the Domestic Partner would have received if the Participant:
(i)	had a termination of employment on the date of the Participant’s death (for reasons other than the Participant’s death),

(ii)	had lived and elected to commence receipt of the Participant’s normal form of benefit in a 50% joint and survivor annuity form on the date the Domestic Partner elects to commence the monthly survivor annuity,

(iii)	had lived until the annuity starting date, and

(iv)	had died immediately after payments commenced, or
(b)	if the Participant dies after the Participant’s termination of employment, the amount which the Domestic Partner would have received if the Participant:
(i)	had lived and elected to commence receipt of the Participant’s normal form of benefit in a 50% joint and survivor annuity form on the date the Domestic Partner elects to commence the monthly survivor annuity,

(ii)	had lived until the annuity starting date, and

(iii)	had died immediately after payments commenced.
14. SMALL AMOUNTS. Effective for payments made to Participants on and after January 1, 2009 (except this section shall not apply to payment of Grandfathered Amounts to Grandfathered Participants — payment of small amounts to such Participants shall be governed under the provision in place prior to this amendment), Section 4.5 (formerly Section 4.4) shall be amended to read as follows:
4.5. Small Amounts. Notwithstanding any other provision of this Article IV, if on the date of a Participant’s Separation from Service the Actuarially Equal single lump value of a Participant’s Excess Benefit and benefits under all of the Company’s nonaccount balance deferred compensation plans (within the meaning of section 409A of the Code and applicable guidance thereunder) is not greater than the applicable dollar limit under section 402(g)(1)(B) of the Code (as adjusted from time to time), the Participant’s Excess Benefit and benefits under all of the Company’s nonaccount balance deferred compensation plans (within the meaning of section 409A of the Code) may be paid in a single lump sum payment as soon as administratively feasible after the Participant’s Separation from Service.

15. ACCELERATED DISTRIBUTIONS. Effective January 1, 2005, Section 4.6 (formerly Section 4.5) of the Plan shall be amended to add the following introductory sentence immediately after the words Accelerated Distributions: “The provisions in Sections 4.5(a) and 4.5(b) below shall apply only with respect to Grandfathered Amounts of Grandfathered Participants.”
16. ACCELERATED DISTRIBUTIONS. Effective January 1, 2009, Section 4.6(b) (formerly Section 4.5(b)) of the Plan shall be amended to change the phrase “Section 4.5” to “Section 4.6(a)”.
17. DELAY FOR SPECIFIED EMPLOYEES. Effective for payments made to Participants on and after January 1, 2009 (except this section shall not apply to payment of Grandfathered Amounts to Grandfathered Participants), a new Section 4.8 shall be added to the Plan that reads as follows:
4.8. Delay for Specified Employees. If a Participant is a Specified Employee as of the date of the Participant’s Separation from Service and the Participant is due an Excess Benefit based on the Participant’s Separation from Service, payment shall commence the last day of the month following the date that is six (6) months after the date of the Participant’s Separation from Service (or, if earlier, the date of the Participant’s death). The delay shall not change the calculation of the amount of the payments to be made to the Participant; the amount shall be calculated as if the Participant had commenced without the delay. Payments that would have been made during the six (6)-month delay period shall all be paid to the Participant on the last day of the month following the date that is six (6) months after the date of the Participant’s Separation from Service (along with the regular payment that is to be paid on that date). The Participant shall receive interest on the delayed payments that is equal to the rate of interest used to calculate a lump sum benefit under the Plan at the time the delayed payment is made.
18. OTHER BENEFITS. Effective for payments made to Participants on and after January 1, 2009, a new Section 5.7 of the Plan shall be added that reads as follows:
5.7. Grandfathered Amounts and Participants. The benefits under this Article V for Participants who had terminated employment on or before December 31, 2004 and whose benefit was earned and vested as of December 31, 2004 shall be Grandfathered Amounts. As provided in Section 1.7, unless an amendment specifically states that the amendment applies to the benefits and rights of these Grandfathered Participants and Grandfathered Amounts, the amendment shall not apply to these Grandfathered Participants and Grandfathered Amounts.
19. NORMAL FORM OF SUPPLEMENTAL BENEFIT. Effective for payments to Participants that commence benefits on and after January 1, 2009, Section 6.2 of the Plan shall be amended to read as follows:
6.2. Normal Form of Benefit.
     6.2.1. Non-Grandfathered Amounts. For non-Grandfathered Amounts, the first payment to the Participant shall be due on the later of the first day of the month after (i) the Participant’s attainment of Normal Retirement Age (the Unreduced Retirement Age) specified in the applicable Appendix B, or (ii) the Participant’s Separation from Service. The form of payment shall be the normal form of payment specified in the applicable Appendix B (unless an optional form of payment is elected), in an amount calculated as follows:
(a)	First, the formula specified in the applicable Appendix B shall be applied to the Participant’s Final Average Monthly Earnings and Credited Service, subject to any special terms, conditions, or modifications (other than the reductions referred to in (b) below) specified in the applicable Appendix B.

(b)	Second, the amount determined in (a) above shall be reduced by all of the following (each of which shall be considered an “offsetting benefit”): (i) any benefits paid or payable to the Participant from the Qualified Plan, (ii) any Excess Benefits paid or payable to the Participant from this Plan, (iii) any other retirement benefits (qualified or not) paid or payable by the Employer (or any related employer) to the Participant, and (iv) if so specified in the applicable Appendix B, any benefits paid or payable to the Participant under a plan of, or pursuant to an agreement with, a prior employer of the Participant. If payment of an offsetting benefit has not commenced on or before the date as of which the Participant’s Supplemental Benefit commences, the reduction attributable to such offsetting benefit shall be Actuarially Equal to the offsetting benefit payable (but not actually commenced) on the date the Participant’s Supplemental Benefit commences or, if the offsetting benefit could not by its terms actually be commenced until a later date, the offsetting benefit payable on the earliest permitted commencement date. If payment of an offsetting benefit has commenced on or before the date as of which the Supplemental Benefit commences, the reduction attributable to such offsetting benefit shall be Actuarially Equal to the offsetting benefit that actually commenced.

The excess, if any, of (a) over (b) shall be the Participant’s Supplemental Benefit.

If a Participant fails to provide the Plan Administrator with documentation as to benefits payable under the plan of a prior employer of the Participant as the Plan Administrator reasonably determines is necessary to calculate any applicable offset based on such benefits before the commencement of the Participant’s benefit, the Plan Administrator has the discretion to reduce the Participant’s Supplemental Benefit, including reducing the Participant’s Supplemental Benefit to no benefit ($0). The Plan Administrator may use whatever assumptions or methods it deems reasonable to determine the appropriate prior employer benefit or other benefit that is to be offset against the benefits provided by this Plan and to convert that offsetting benefit to a comparable form when calculating a Participant’s Supplemental Benefit.

If the applicable Appendix B lists and “Earliest Payout Date,” the earliest payout Date shall be disregarded and have no meaning.
     6.2.2. Grandfathered Amounts — Normal Retirement. A Participant who is entitled to a Supplemental Benefit that is a Grandfathered Amount whose employment terminates on or after his or her Normal Retirement Date shall be entitled to a benefit commencing at the Participant’s Normal Retirement Date (or, if later, upon the Participant’s termination of employment) in the normal form of payment specified in the applicable Appendix B, in an amount calculated as follows:
(a)	First, the formula specified in the applicable Appendix B shall be applied to the Participant’s Final Average Monthly Earnings and Credited Service, subject to any special terms, conditions, or modifications (other than the reductions referred to in (b) below) specified in the applicable Appendix B.

(b)	Second, the amount determined in (a) above shall be reduced by all of the following (each of which shall be considered an “offsetting benefit”): (i) any benefits paid or payable to the Participant from the Qualified Plan, (ii) any Excess Benefits paid or payable to the Participant from this Plan, (iii) any other retirement benefits (qualified or not) paid or payable by the Employer (or any related employer) to the Participant, and (iv) if so specified in the applicable Appendix B, any benefits paid or payable to the Participant under a plan of, or pursuant to an agreement with, a prior employer of the Participant. If payment of an offsetting benefit has not commenced on or before the date as of which the Participant’s Supplemental Benefit commences, the reduction attributable to such offsetting benefit shall be Actuarially Equal to the offsetting benefit payable (but not actually commenced) on the date the Participant’s Supplemental Benefit commences or, if the offsetting benefit could not by its terms actually be commenced until a later date, the offsetting benefit payable on the earliest permitted commencement date. If payment of an offsetting benefit has commenced on or before the date as of which the Supplemental Benefit commences, the reduction attributable to such offsetting benefit shall be Actuarially Equal to the offsetting benefit that actually commenced.

The excess, if any, of (a) over (b) shall be the Participant’s Supplemental Benefit at or after Normal Retirement (or at termination of employment, if later).
     6.2.3. Grandfathered Amounts — Early Retirement. A Participant who is entitled to a Supplemental Benefit that is a Grandfathered Amount whose employment terminates on or after his or her Early Retirement Date and before his or her Normal Retirement Date shall be entitled to a benefit commencing as soon as administratively feasible after the Participant’s termination of employment in the normal form of payment specified in the applicable Appendix B, in an amount calculated as follows:

(a)	First, the amount determined in Section 6.1(a) is calculated based on the formula and reductions (including reductions for early commencement) specified in the applicable Appendix B.

(b)	Second, the amount determined in (a) above shall be reduced by all of the following (each of which shall be considered an “offsetting benefit”): (i) any benefits paid or payable to the Participant from the Qualified Plan, (ii) any Excess Benefits paid or payable from this Plan to the Participant, (iii) any other retirement benefits (qualified or not) paid or payable by the Employer (or any related employer) to the Participant, and (iv) if so specified in Appendix B, any benefits paid or payable under a plan of a prior employer of the Participant. If payment of an offsetting benefit has not commenced on or before the date as of which the Participant’s Supplemental Benefit commences, the reduction attributable to such offsetting benefit shall be Actuarially Equal to the offsetting benefit payable (but not actually commenced) on the date the Participant’s Supplemental Benefit commences or, if the offsetting benefit could not by its terms actually be commenced until a later date, the offsetting benefit payable on the earliest permitted commencement date. If payment of an offsetting benefit has commenced on or before the date as of which the Supplemental Benefit commences, the reduction attributable to such offsetting benefit shall be Actuarially Equal to the offsetting benefit that actually commenced.

The excess, if any, of (a) over (b) shall be the Participant’s Supplemental Benefit at Early Retirement.
     6.2.4. Grandfathered Amounts — Vested Termination Benefits. A Participant who is entitled to a Supplemental Benefit that is a Grandfathered Amount whose employment terminates before his or her Early Retirement Date shall be entitled to a benefit, commencing as soon as administratively feasible after the Participant’s termination of employment, in the normal form of payment specified in the applicable Appendix B, in an amount calculated as follows:
(a)	First, the amount determined in Section 6.1(a) is calculated based on the formula and reductions (including reductions for early commencement and reductions attributable to vesting restrictions) specified in the applicable Appendix B.

(b)	Second, the amount determined in (a) above shall be reduced by all of the following (each of which shall be considered an “offsetting benefit”): (i) any benefits paid or payable to the Participant from the Qualified Plan, (ii) any Excess Benefits paid or payable from this Plan to the Participant, (iii) any other retirement benefits (qualified or not) paid or payable by the Employer (or any related employer) to the Participant, and (iv) if so specified in Appendix A, any benefits paid or payable under a plan of a prior employer of the Participant. If payment of an offsetting benefit has not commenced on or before the date as of which the Supplemental

Benefit commences, the reduction attributable to such offsetting benefit shall be Actuarially Equal to the offsetting benefit payable (but not actually commenced) on the date the Participant’s Supplemental Benefit commences or, if the offsetting benefit could not by its terms actually be commenced until a later date, the offsetting benefit payable on the earliest permitted commencement date. If payment of an offsetting benefit has commenced on or before the date as of which the Supplemental Benefit commences, the reduction attributable to such offsetting benefit shall be Actuarially Equal to the offsetting benefit that actually commenced.

The excess, if any, of (a) over (b) shall be the Participant’s Supplemental Benefit at Vested Termination.
     6.2.5. Grandfathered Amounts — Documentation and Assumptions. Notwithstanding anything in this Article VI to the contrary, with respect to Grandfathered Amounts:
(a)	No Supplemental Benefits shall be due to a Participant until after the Participant has provided the Plan Administrator with such documentation of any benefits payable under the plan of a prior employer of the Participant as the Plan Administrator reasonably determines is necessary to calculate any applicable offset based on such benefits.

(b)	The Plan Administrator may use whatever assumptions or methods it deems reasonable to determine the appropriate prior employer benefit or other benefit that is to be offset against the benefits provided by this Plan and to convert that offsetting benefit to a comparable form when calculating a Participant’s Supplemental Benefit.

(c)	A Participant who is Disabled and who is entitled to receive a Disability Benefit as provided in Article VII shall not be treated for purposes of this Article VI as having terminated his or her employment prior to the date on which such Disability Benefit ceases. If a Participant’s Disability Benefit ceases due to the Participant’s death or attainment of his or her Normal Retirement Date, the Participant shall be treated as having terminated employment on the date the Disability Benefit ends. If the Participant’s Disability Benefit ceases because the Participant ceased to be Disabled, the Participant shall be treated as terminated on the date the Disability Benefit ends only if the Participant fails to return immediately to active employment.

(d)	As applied to any particular Participant, the terms and conditions of this Article VI, including the foregoing subsections of this Section 6.2.5, shall be subject to any modifications or limitations set forth in the Appendix B for that Participant.

20. OPTIONAL PAYMENT FORMS. Effective for payments to Participants that commence benefits on and after January 1, 2009, a new Section 6.3 (former Section 6.6, moving up due to the consolidation of Sections 6.2, 6.3, 6.4, and 6.5) of the Plan shall be amended to read as follows:
6.3. Optional Payment Forms.
     6.3.1. Non-Grandfathered Amounts. For non-Grandfathered Amounts, in lieu of payment in the normal form described in Section 6.2 above, a Participant may elect to receive his or her Supplemental Benefit in any of the following forms:
(a)	single life annuity;

(b)	single life annuity with 5, 10, 15, or 20 year period certain;

(c)	50%, 75%, or 100% joint and survivor annuity;

(d)	Estate Protection Survivor Annuity (as described in Section 6.1(d) of the Qualified Plan);

(e)	Estate Protection Single Life Annuity (as described in Section 6.1(e) of the Qualified Plan); or

(f)	annual installment payments paid over a period of three (3) years.

Payment in any of the foregoing forms shall be in an amount that is Actuarially Equal to the Supplemental Benefit payable in the applicable normal form described in Section 6.2.

In cases where a Participant desires to change the Participant’s form of payment, (i) if a Participant’s form of payment prior to electing one of the optional forms of payment listed above is an annuity, (ii) the Participant elects an annuity optional form of payment (options (a), (b), (c), (d), and (e)) on or before the date of the Participant’s Separation from Service, and (iii) the election is actuarially equivalent applying reasonable actuarial methods and assumptions, then the Participant’s benefit shall commence on the same date the benefit would have been paid but for the election of the optional form. In all other cases, if a Participant elects one of these optional payment forms, the election (i) shall not take effect until the date that is twelve (12) months after the date on which the Participant makes the election, (ii) shall delay the distribution to a date that is at least five (5) years after the date the distribution would have been made to the Participant absent the election, and (iii) in the case of a distribution as of a specified time (but not upon a Participant’s Separation from Service, Disability, or death), the election shall not take effect unless the Participant makes the election at least twelve (12) months prior to the date the distribution is to commence.

In cases where a Participant desires to change the Participant’s time when payment commences, the Participant may pick a later date or the later of a date or Separation from Service subject to rules established by the Committee provided the election (i) shall not take effect until the date that is twelve (12) months after the date on which the Participant makes the election, (ii) shall delay the distribution to a date that is at least five (5) years after the date the distribution would have been made to the Participant absent the election, and (iii) in the case of a distribution as of a specified time (but not upon a Participant’s Separation from Service, Disability, or death), the election shall not take effect unless the Participant makes the election at least twelve (12) months prior to the date the distribution is to commence.

The Committee may impose limits on the number of elections a Participant may make with respect to changing the form and time of payment. An election form that does not satisfy the advance filing requirements shall be void and shall be disregarded. In all cases an election form shall not be considered filed until the completed form is actually received by the Committee or its designated agent.
     6.3.2. Grandfathered Amounts. For Grandfathered Amounts, in lieu of payment in the normal form described in the applicable Appendix B, a Participant may elect to receive his or her Supplemental Benefit in any of the optional forms of payment described in Section 4.3 of this Plan (subject to any limitations on their availability set forth therein), by making an election in writing on an election form approved by the Committee and filed with the Committee or its designated agent for this purpose not less than twelve (12) full months prior to the Participant’s termination of employment. A Participant may change his or her election at any time by filing another election form; provided, however, that any election form that does not satisfy the advance filing requirements of the preceding sentence shall be void and shall be disregarded. An election form shall not be considered filed until the completed form is actually received by the Committee or its designated agent.
If a Participant was married at the time that the last optional payment election form was filed by such Participant at least twelve (12) full months prior to the Participant’s termination of employment and either (a) the Participant is married to a different spouse on the date the Participant’s benefit commences, or (b) if the spouse was named as a joint annuitant on such last optional payment election form and the spouse dies before the date the Participant’s benefit commences, then (in either case) the Participant’s optional payment election shall be void and have no effect, and the Participant’s benefit shall be paid in the normal form described in the applicable Appendix B.
If a Participant elects an optional payment election form that requires the designation of a joint annuitant and such joint annuitant dies prior to the date the Participant’s benefit commences, the Participant’s optional payment election shall be void and the Participant’s benefit shall be paid in the normal form described in the applicable Appendix B.

Payment in any available optional form other than a single lump sum cash payment shall be in an amount that is Actuarially Equal to the Supplemental Benefit payable in the normal form of payment specified in the applicable Appendix B. Payment in the form of a single lump sum cash payment shall be in an amount that is Actuarially Equal to the Supplemental Benefit payable in the normal form of payment specified in the applicable Appendix B; provided, however, that if the Participant’s Supplemental Benefit was subject to an early retirement reduction, such reduced Supplemental Benefit shall be converted to a benefit as of the earliest time the Participant could have received an unreduced benefit by dividing the reduced Supplemental Benefit by the early reduction factor specified in the applicable Appendix B, and the Participant’s single lump sum shall be calculated based on that converted amount.
Payment in any optional form timely elected pursuant to this Section 6.6 shall commence at the same time as the Participant’s benefit would have commenced if it had been paid in the normal form of payment unless the Participant specifies a later date in his or her last effective optional payment election form.
Election of an optional form of payment with respect to a Participant’s Supplemental Benefit shall not affect payment of the Participant’s Excess Benefit, and election of an optional form of payment with respect to a Participant’s Excess Benefit shall not affect payment of the Participant’s Supplemental Benefit, unless the Participant’s last effective optional payment election form expressly provides that it applies to both benefits.
21. DOMESTIC PARTNER. Effective for payments made to Participants on and after January 1, 2009 (except for payment of Grandfathered Amounts to Grandfathered Participants, to which the domestic partner change shall not apply), a new Section 6.4 of the Plan shall be added to the Plan that reads as follows:
6.4. Domestic Partner Annuity Rules.
     6.4.1. Domestic Partner. In addition to the preceding rules, the survivor benefit payable under Section 4.3(c) (50%, 75%, or 100% joint and survivor annuity) to the Participant’s Domestic Partner shall consist of the monthly survivor annuity described in Section 6.4.2 below and a single lump sum payment equal to the excess of the Actuarially Equal present value of the portion of the Participant’s Supplemental Benefit at the time of the Participant’s death that the Domestic Partner was designated to receive over the Actuarially Equal present value at the time of the Participant’s death of the monthly survivor annuity described in Section 6.4.2, all determined in accordance with Appendix C of the Qualified Plan; provided, however, that if the portion of the Participant’s Supplemental Benefit at the time of the Participant’s death that is payable to the Participant’s Domestic Partner is less than the value of the monthly survivor annuity described in Section 6.4.2 below, then the Domestic Partner shall be paid only a pro rata portion of such monthly survivor annuity and no lump sum payment.
     The first payment of a Domestic Partner’s monthly survivor annuity described in Section 6.4.2 below shall be due on the later of the first day of the month after (i) the Participant’s attainment of age 62, or (ii) the Participant’s Separation from Service. The last payment of this survivor annuity shall be due to the Domestic Partner on the first day of the calendar month in which the Domestic Partner dies. No election, rescission, or other action taken by the Participant shall be effective to modify the survivor annuity hereinbefore described.
     6.4.2. Domestic Partner’s Annuity. The amount of monthly survivor annuity payable to the Participant’s Domestic Partner shall be:
(a)	if the Participant dies before the Participant’s termination of employment, the amount which the Domestic Partner would have received if the Participant:
(i)	had a termination of employment on the date of the Participant’s death (for reasons other than the Participant’s death),

(ii)	had lived and elected to commence receipt of the Participant’s normal form of benefit in a 50% joint and survivor annuity form on the date the Domestic Partner elects to commence the monthly survivor annuity,

(iii)	had lived until the annuity starting date, and

(iv)	had died immediately after payments commenced, or
(b)	if the Participant dies after the Participant’s termination of employment, the amount which the Domestic Partner would have received if the Participant:
(i)	had lived and elected to commence receipt of the Participant’s normal form of benefit in a 50% joint and survivor annuity form on the date the Domestic Partner elects to commence the monthly survivor annuity,

(ii)	had lived until the annuity starting date, and

(iii)	had died immediately after payments commenced.
22. DELAY FOR SPECIFIED EMPLOYEES. Effective for payments made to Participants on and after January 1, 2009 (except this section shall not apply to payment of Grandfathered Amounts to Grandfathered Participants), a new Section 6.5 shall be added to the Plan that reads as follows:
6.5. Delay for Specified Employees. If a Participant is a Specified Employee as of the date of the Participant’s Separation from Service and the Participant is due an Supplemental Benefit based on the Participant’s Separation from Service, payment shall commence the last day of the month following the date that is six (6) months after the date of the Participant’s Separation from Service (or, if earlier, the date of the Participant’s death). The delay shall not change the calculation of the amount of the payments to be made to the Participant; the amount shall be calculated as if the Participant had commenced without the delay. Payments that would have been made during the six (6)-month delay period shall all be paid to the Participant on the last day of the month following the date that is six (6) months after the date of the Participant’s Separation from Service (along with the regular payment that is to be paid on that date). The Participant shall receive interest on the delayed payments that is equal to the rate of interest used to calculate a lump sum benefit under the Plan at the time the delayed payment is made.
23. DEATH BEFORE BENEFIT COMMENCEMENT. Effective for payments made to Participants on and after January 1, 2009, Section 8.1 shall be amended (i) to renumber paragraph (a) as subsection 8.1.1, (ii) to renumber paragraph (b) as subsection 8.1.2, (iii) to add subsection 8.1.3 that reads as follows:
     8.1.3. Non-Grandfathered Amounts. For non-Grandfathered Amounts, any survivor benefit payable under subsections 8.1.1 or 8.1.2 of this Section 8.1 to a Beneficiary shall be paid in the form of a single lump sum cash payment equal to that portion of the Actuarially Equal present value of the applicable benefit (Supplemental Benefit or Excess Benefit) at the time of the Participant’s death that the Beneficiary was designated to receive. The benefit payment will commence as of the first day of the month following the date that is four (4) months after the date of the Participant’s death.
and, (iv) to renumber and reorganize existing paragraphs (c) and (d) under a new subsection 8.1.4 as follows:
     8.1.4. Grandfathered Amounts.
(a)	Grandfathered Amounts — Form of Benefit — When Payable. For Grandfathered Amounts, any survivor benefit payable under subsections 8.1.1 or 8.1.2 of this Section 8.1 to a Beneficiary other than the Participant’s surviving spouse shall be paid in the form of a single lump sum payment equal to that portion of the Actuarially Equal present value of the applicable benefit (Supplemental Benefit or Excess Benefit) at the time of the Participant’s death that the Beneficiary was designated to receive.

Any survivor benefit payable under subsections 8.1.1 or 8.1.2 of Section 8.1 to the Participant’s surviving spouse shall consist of the monthly survivor annuity described in subsection (b) of this Section 8.1.4 and a single lump sum payment equal to the excess of the Actuarially Equal present value of the portion of the survivor benefit at the time of the Participant’s death that the surviving spouse was designated to receive over the Actuarially Equal present value at the time of the Participant’s death of the monthly survivor annuity described in subsection (b) of this Section 8.1.1; provided, however, that if the portion of the survivor benefit at the time of the Participant’s death that is payable to the Participant’s surviving spouse is less than the value of the monthly survivor annuity described in subsection (b) below, then the surviving spouse shall be paid only a pro rata portion of such monthly survivor annuity and no lump sum payment.

Any lump sum payment due to a Beneficiary shall be paid as soon as administratively feasible after the Employer is provided evidence of the Participant’s death. The first payment of a surviving spouse’s monthly survivor annuity described in subsection (b) below shall be due after the death of the Participant on the first day of the calendar month after the calendar month in which the Participant died or, if later, the first day of the calendar month in which the Participant’s “Earliest Commencement Date” (as defined in the Qualified Plan) would have occurred. The last payment of this survivor annuity shall be due to the surviving spouse on the first day of the calendar month in which the surviving spouse dies. No election, rescission, or other action taken by the Participant under Section 4.3.2 (optional forms for grandfathered Excess Benefits) or Section 6.3.2 (optional forms for grandfathered Supplemental Benefits) shall be effective to modify the survivor annuity hereinbefore described. No other death benefit shall be payable with respect to a Participant who dies under these circumstances.

(b)	Grandfathered Amounts — Spouse’s Annuity. For Grandfathered Amounts, the amount of any survivor benefit payable under subsections 8.1.1 or 8.1.2 of this Section 8.1 that is payable in the form of a monthly survivor annuity to the Participant’s spouse shall be:
(i)	if the Participant dies before the Participant’s termination of employment, the amount which the surviving spouse would have received if the Participant had a termination of employment on the date of the Participant’s death for reasons other than the Participant’s death and had lived to and had elected to commence receipt of the applicable benefit (Supplemental Benefit or Excess Benefit) on the date as of which the surviving spouse’s monthly survivor annuity is to commence and had elected to receive the applicable benefit in the form of a 50% joint and survivor annuity form and had immediately died, or

(ii)	if the Participant dies after the Participant’s termination of employment, the amount which the surviving spouse would have received if the Participant had lived to and had elected to commence receipt of the applicable benefit (Supplemental Benefit or Excess Benefit) on the date as of which the surviving spouse’s monthly survivor annuity is to commence and had elected to receive the applicable benefit in the 50% joint and survivor annuity form and had immediately died.
24. AMENDMENT. Effective as of July 1, 2008, Section 11.1 of the Plan shall be amended to reads as follows:
11.1. Amendment. The Company, by action of its Board of Directors or the Compensation Committee of the Board of Directors, reserves the right at any time and from time to time,

whether prospectively, retroactively, or both, to terminate, modify or amend, in whole or in part, any or all provisions of the Plan, without notice to any person affected by this Plan. This power includes the right at any time and for any reason deemed sufficient by it to terminate or curtail the benefits of this Plan with regard to persons expecting to receive benefits in the future and/or persons already receiving benefits at the time of such action. No modification of the terms of this Plan shall be effective unless it is adopted or ratified by the Board of Directors or the Compensation Committee of the Board of Directors. No oral representation concerning the interpretation or effect of this Plan shall be effective to amend the Plan. All of the power and authority granted to the Company pursuant to this Section may also be exercised by the Benefits Administration Committee of U.S. Bancorp, except the Benefits Administration Committee may not amend the Plan in a manner that materially increases and decreases the benefit of a senior executive officer of the Company (unless the Board of Directors or the Compensation Committee explicitly delegate this authority to the Benefits Administration Committee).
25. CLAIMS PROCEDURE. Effective for claims filed on and after January 1, 2009, Section 12 of the Plan shall be amended to reads as follows:
12.1. Determinations. The Committee and the BAC shall make such determinations as may be required from time to time in the administration of the Plan. The Committee and BAC shall have the discretion, authority and responsibility to interpret and construe this Plan and all relevant documents and information, and to determine all factual and legal questions under the Plan, including, but not limited to, the entitlement of all persons to benefits and the amounts of their benefits. Their discretionary authority shall include all matters arising under the Plan.
12.2. Claims and Review Procedure. Until modified by the BAC, the claims and review procedure set forth in this Section shall be the mandatory claims and review procedure for the resolution of disputes and disposition of claims filed under the Plan. An application for benefits shall be considered as a claim for the purposes of this Section.
     12.2.1. Initial Claim. An individual may, subject to any applicable deadline, file with the BAC to be reviewed by the BAC’s designate (employees of the Human Resources Department of the Company unless the BAC appoints a different designate).
(a)	If the claim is denied in whole or in part, the Human Resources Department shall notify the claimant of the adverse benefit determination within ninety (90) days after receipt of the claim.

(b)	The ninety (90)-day period for making the claim determination may be extended for ninety (90) days if the Human Resources Department determines that special circumstances require an extension of time for determination of the claim, provided that the Human Resources Department notifies the claimant, prior to the expiration of the initial ninety (90)-day period, of the special circumstances requiring an extension and the date by which a claim determination is expected to be made.
     12.2.2. Notice of Initial Adverse Determination. A notice of an adverse determination shall be set forth in a manner calculated to be understood by the claimant:

(a)	the specific reasons for the adverse determination;

(b)	references to the specific provisions of the Plan (or other applicable Plan document) on which the adverse determination is based;

(c)	a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary; and

(d)	a description of the claims review procedure, including the time limits applicable to such procedure, and a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse determination on review.
     12.2.3. Request for Review. Within sixty (60) days after receipt of an initial adverse benefit determination notice, the claimant may file with the BAC a written request for a review of the adverse determination and may, in connection therewith submit written comments, documents, records, and other information relating to the claim benefits. Any request for review of the initial adverse determination not filed within sixty (60) days after receipt of the initial adverse determination notice shall be untimely. With respect to a request for review, the BAC may refer a claim to the Committee for review rather than review by the BAC (in such a case references to the BAC in Sections 12.2.3, 12.2.4, and 12.2.5 shall be to the Committee).
     12.2.4. Claim on Review. If the claim, upon review, is denied in whole or in part, the BAC shall notify the claimant of the adverse benefit determination within sixty (60) days after receipt of such a request for review.
(a)	The sixty (60)-day period for deciding the claim on review may be extended for sixty (60) days if the BAC determines that special circumstances require an extension of time for determination of the claim, provided that the Committee notifies the claimant, prior to the expiration of the initial sixty (60)-day period, of the special circumstances requiring an extension and the date by which a claim determination is expected to be made.

(b)	In the event that the time period is extended due to a claimant’s failure to submit information necessary to decide a claim on review, the claimant shall have sixty (60) days within which to provide the necessary information and the period for making the claim determination on review shall be tolled from the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information or, if earlier, the expiration of sixty (60) days.

(c)	The BAC’s review of a denied claim shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

     12.2.5. Notice of Adverse Determination for Claim on Review. A notice of an adverse determination for a claim on review shall be set forth in a manner calculated to be understood by the claimant:
(a)	the specific reasons for the denial;

(b)	references to the specific provisions of the Plan (or other applicable Plan document) on which the adverse determination is based;

(c)	a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits;

(d)	a statement describing any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain information about such procedures; and

(d)	a statement of the claimant’s right to bring an action under section 502(a) of ERISA.
12.3. Rules and Regulations.
     12.3.1. Adoption of Rules. Any rule not in conflict or at variance with the provisions hereof may be adopted by the BAC.
     12.3.2. Specific Rules.
(a)	No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the established claim procedures. The BAC may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the BAC upon request.

(b)	All decisions on claims and on requests for a review of denied claims shall be made by the BAC unless delegated as provided for in the Plan, in which case references to the BAC shall be treated as references to the BAC’s delegate.

(c)	Claimants may be represented by a lawyer or other representative at their own expense, but the BAC reserves the right to require the claimant to furnish written authorization and establish reasonable procedures for determining whether an individual has been authorized to act on behalf of a claimant. A claimant’s representative shall be entitled to copies of all notices given to the claimant.

(d)	The decision of the BAC on a claim and on a request for a review of a denied claim may be provided to the claimant in electronic form instead of in writing at the discretion of the BAC.

(e)	In connection with the review of a denied claim, the claimant or the claimant’s representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits.

(f)	The time period within which a benefit determination will be made shall begin to run at the time a claim or request for review is filed in accordance with the claims procedures, without regard to whether all the information necessary to make a benefit determination accompanies the filing.

(g)	The claims and review procedures shall be administered with appropriate safeguards so that benefit claim determinations are made in accordance with governing plan documents and, where appropriate, the plan provisions have been applied consistently with respect to similarly situated claimants.

(h)	For the purpose of this Section, a document, record, or other information shall be considered “relevant” if such document, record, or other information: (i) was relied upon in making the benefit determination; (ii) was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; (iii) demonstrates compliance with the administration processes and safeguards designed to ensure that the benefit claim determination was made in accordance with governing plan documents and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated claimants; and (iv) constitutes a statement of policy or guidance with respect to the Plan concerning the denied treatment option or benefit for the claimant’s diagnosis, without regard to whether such advice or statement was relied upon in making the benefit determination.

(i)	The BAC may, in its discretion, rely on any applicable statute of limitation or deadline as a basis for denial of any claim.
12.4. Deadline to File Claim. To be considered timely under the Plan’s claims and review procedure, a claim must be filed with the BAC within one (1) year after the claimant knew or reasonably should have known of the principal facts upon which the claim is based.
12.5. Exhaustion of Administrative Remedies. The exhaustion of the claims and review procedure is mandatory for resolving every claim and dispute arising under the Plan. As to such claims and disputes:
(a)	no claimant shall be permitted to commence any legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, until the claims and review procedure set forth herein have been exhausted in their entirety; and
(b)	in any such legal action all explicit and all implicit determinations by the Committee (including, but not limited to, determinations as to whether the claim, or a request for a review of a denied claim, was timely filed) shall be afforded the maximum deference permitted by law.
12.6. Deadline to File Legal Action. No legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, may be brought by any claimant on any matter pertaining to the Plan unless the legal action is commenced in the proper forum before the earlier of: (i) thirty (30) months after the claimant knew or reasonably should have known of the principal facts on which the claim is based (to the extent the claim is based on investment directions, the thirty (30) month period is shortened to nineteen (19) months), or, (ii) six (6) months after the claimant has exhausted the claims and review procedure.
12.7. Knowledge of Fact by Participant Imputed to Beneficiary. Knowledge of all facts that a Participant knew or reasonably should have known shall be imputed to every claimant who is or claims to be a Beneficiary of the Participant or otherwise claims to derive an entitlement by reference to the Participant for the purpose of applying the previously specified periods.
26. CHOICE OF LAW. Effective for claims filed on and after January 1, 2008, Section 13.8 of the Plan shall be amended to reads as follows:
13.8. Choice of Law. Except to the extent that federal law is controlling, the Plan shall be construed and enforced in accordance with the laws of the State of Minnesota (except that the state law will be applied without regard to any choice of law provisions). The Participant, the Participant’s Beneficiaries, and any other person claiming a benefit shall only have recourse against the Employer.
27. CHOICE OF VENUE. Effective for claims filed on and after January 1, 2008, Section 13.9 of the Plan shall be amended to reads as follows:
13.9. Choice of Venue. Any claim or action brought with respect to this Plan shall be brought in the Federal courts of the State of Minnesota.
28. SAVINGS CLAUSE. Save and except as expressly amended above, the Plan shall continue in full force and effect.